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EXHIBIT 24.1

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Denis R. Burger DENIS R. BURGER, Ph.D. Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Mark W. Webber MARK W. WEBBER. Chief Financial Officer

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Patrick L. Iversen PATRICK L. IVERSEN Sr. Vice President of Research and Development, Director

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Dwight D. Weller DWIGHT D. WELLER Sr. Vice President of Chemistry and Manufacturing, Director

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Nick Bunick NICK BUNICK Director

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Bruce L.A. Carter BRUCE L.A. CARTER Director

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ John W. Fara JOHN W. FARA Director

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ James B. Hicks JAMES B. HICKS Director

POWER OF ATTORNEY

    The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 35,211 shares of AVI BioPharma, Inc's common stock ("Common Stock") held by Boston Healthcare Associates, Inc. and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") and amendments to such 2001 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

    This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

    DATED effective August 23, 2001.

/s/ Joseph Rubinfeld JOSEPH RUBINFELD Director

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EXHIBIT 24.1
POWER OF ATTORNEY